WAIVER TO CREDIT AGREEMENT

This Waiver, dated as of July __, 2006 (this “Waiver”), to the Amended and Restated Credit Agreement dated June 28, 2000 (as the same may amended to date, the “Agreement”), by and between AeroCentury Corp., a Delaware corporation (“AeroCentury”), the banking institutions signatories thereto (collectively the “Banks”) and National City Bank, a national banking association, for itself and as Agent for the Banks under the Agreement (“National City”). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

Preliminary Statement

WHEREAS, AeroCentury is not in compliance with the EBITDA to Interest Ratio requirement set forth in Section 7.2 of the Agreement for the Fiscal Quarter ended June 30, 2006; and

WHEREAS, Section 10.2 of the Credit Agreement requires that the written consent of National City, as Agent, and the Required Banks be obtained for the waiver contemplated herein.

NOW THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Waiver. With respect to the Fiscal Quarter ended June 30, 2006 only, National City and the Banks hereby waive the financial covenant requirements set forth in Section 7.2 “EBITDA to Interest Ratio” which AeroCentury is required to maintain so long as the Revolving Loan Commitments are in effect or any Obligation remains unpaid or outstanding.

2.
Representations and Warranties. Except as otherwise disclosed herein, AeroCentury hereby restates the representations and warranties made in the Agreement, including, but not limited to, Article 3 thereof, on and as of the date hereof as if originally given on this date.

3.
Covenants. Subject to the effectiveness of the waiver provided herein, AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, as amended by this Waiver, including, but not limited to, Articles 5, 6 and 7 thereof, on and as of the date hereof.

4.
No Default or Event of Default. Except with regard to the Financial Covenant set forth in Section 7.2 of the Agreement concerning the EBITDA to Interest Ratio, no Potential Default or Event of Default under the Agreement has occurred and is continuing.

5.
Effectiveness Conditions. This Waiver shall be effective upon its execution and delivery and the execution and delivery of such other additional documents, instruments and agreements as National City as Agent and the Required Banks shall reasonably request in connection with the foregoing matter.

6.
Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to National City and the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

7.
Effect of Waiver. This Waiver is granted precisely as written and shall not be deemed (i) to be a waiver relating to any prospective Fiscal Quarter or a consent to, or waiver, amendment, supplement or modification of, any other term or condition of the Agreement (or any of the instruments or agreements referred to therein) or (ii) to prejudice any other right or rights which the Banks may now have or may have in the future under or in connection with the Agreement (or any of the instruments or agreements referred to therein).

8.	Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have each caused this Waiver to be duly executed by their duly authorized representatives as of the date first above written.

AEROCENTURY CORP.

By ______________________________
Name: Toni M. Perazzo
Title:  Senior Vice President, Finance

NATIONAL CITY BANK

By ________________________
Name: Michael J. Labrum
Title: Senior Vice President

CALIFORNIA BANK & TRUST

By ________________________
Name: J. Michael Sullivan
Title: Vice President

FIRST BANK DBA FIRST BANK & TRUST

By ________________________
Name: Eva Y. Cheung
Title: Vice President

BRIDGE BANK, NATIONAL ASSOCIATION

By ________________________
Name: Christine Corso
Title: Senior Vice President